                                  Exhibit 10.5




                            STOCK PURCHASE AGREEMENT

                                      AMONG

                            FUN TYME CONCEPTS, INC.,


                             PLAY CO. CAPITAL CORP.,


                               BBS HOLDINGS, LLC,


                        THE MEMBERS OF BBS HOLDINGS, LLC,


                           CAT L.L.C. and RICH L.L.C.




                                  May 28, 1998

                                TABLE OF CONTENTS

                                                                                                               Page

1. Definitions ...................................................................................................3

2. Terms of Exchange .............................................................................................7

3. Representations and Warranties Concerning the
  Transaction ....................................................................................................7

4. Representations and Warranties
  Concerning the Target, its Subsidiary and Cortina ..............................................................9

5. Post-Closing Covenants .......................................................................................16

6. Remedies for Breaches of This Agreement ......................................................................17

7. Miscellaneous ................................................................................................20


Exhibit A=Appraisal of Cortina Mountain Ski Resort
Exhibit B=Operating Agreement for BBS Holdings, LLC
Exhibit C=Amended Operating Agreement for Prestige
Exhibit D=Contract to purchase Cortina Mountain Ski Resort
Exhibit E=Sales Agreement between J.K. Ltd., Inc. and Prestige and Exclusive
          Marketing Agreement with Prestige Chain, Inc.
Exhibit F=Assignment of rights in Cortina Mountain Ski Resort to Playco and
          Assumption of Promissory Note to Cortina Mtn. Partnership

                            STOCK PURCHASE AGREEMENT

     AGREEMENT made as of the 28th day of May, 1998, by and among Fun Tyme Concepts, Inc., a New York corporation with its principal executive offices located at 290 Wild Avenue, Staten Island, New York 10314 ("Acquirer"), Play Co. Capital Corp., a Delaware corporation, with offices located at 110H Dinsmor Street, Staten Island, New York 10341 (ATarget@), BBS Holdings, LLC, a limited liability company organized under the laws of the state of Delaware ("BBS Holdings"), the members of BBS Holdings, Anthony Di Matteo, an individual residing at 110H Dinsmor Street, Staten Island, New York 10341 (ADiMatteo@) and LD Trust, a trust formed under the laws of the state of Delaware, located at c/o J.H. Cohn LLP, 75 Eisenhower Parkway, Roseland, NJ 07068-1697 (the ATrust@) (DiMatteo and Trust are collectively referred to as the "Sellers"), CAT L.L.C., a limited liability company, located at 290 Wild Avenue, Staten Island, New York 10314 (ACAT L.L.C.@) and RICH L.L.C., a limited liability company, located at 290 Wild Avenue, Staten Island, New York 10314 (ARICH L.L.C.@).


                              W I T N E S S E T H:

     WHEREAS, Target is corporation which is wholly owned by BBS Holdings, a limited liability company with its only members being Sellers; and

     WHERAS, Target owns (i) a 50% interest in Prestige Fine Jewelry, LLC, a company which is the exclusive marketing arm for a gold manufacturing business (APrestige@) and (ii) all rights, title and interest to a contract (the "Contract") to purchase a lease and certain real and personal property incorporated therein with respect to the Cortina Mountain Ski Resort (ACortina@) as annexed hereto as Exhibit D; and

     WHEREAS, Daniel Catalfumo, sole member of CAT L.L.C. and Richard Rosso sole member of RICH L.L.C. are officers, directors and principal stockholders of Acquirer; and

     WHEREAS,  in  accordance  with its  overall  plan of  reorganization  under
Section 368(a)(1)(B) of the Internal Revenue Service Code, the parties to this Agreement, individually, by their respective boards of directors and members, as appropriate, have agreed that it is in the best interests of all parties for Target to be acquired by Acquirer upon the terms and conditions set forth herein, in a tax free exchange, whereby, Target shall be a wholly owned subsidiary of Acquirer.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions.

         "Acquirer" has the meaning set forth in the preface above.

         "Acquirer's Shares" means an aggregate of 8,302,000 shares of Common Stock of Acquirer, of which (i) 7,230,000 shares are to be issued by Acquirer in accordance with this Agreement and (ii) 982,000 shares of Acquirer=s Common Stock are owned in the aggregate by CAT L.L.C. and RICH L.L.C..

         "Adverse Consequences" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and attorneys' fees and expenses.

         "Affiliate" has the meaning set forth in Rule 12b-2 of the rules and regulations promulgated under the Securities Exchange Act.

         "Basis" means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms or could form the basis for any specified consequence.

         "Closing" has the meaning set forth in '2(e) herein.

         "Closing Date" has the meaning set forth in '2(e) herein.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Confidential   Information"  means  any  information   concerning  the
businesses and affairs of the Target that is not already generally available to the public.

         "Employee Benefit Plan" means any (a) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (d) Employee Welfare Benefit Plan or material fringe benefit plan or program.

          "Employee Pension Benefit Plan" has the meaning set forth in ERISA Sec. 3(2).

          "Employee Welfare Benefit Plan" has the meaning set forth in ERISA Sec. 3(1).

         "Environmental,  Health,  and  Safety  Laws"  means  the  Comprehensive
Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Occupational Safety and Health Act of 1970, each as amended, together with all other laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Fiduciary" has the meaning set forth in ERISA Sec. 3(21).

         "GAAP" means United States generally accepted accounting principles as in effect from time to time.

         "Intellectual Property" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations- in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

         "Knowledge" means actual knowledge after reasonable investigation.

         "Liability" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

         "Multiemployer Plan" has the meaning set forth in ERISA Sec. 3(37).

         "Ordinary Course of Business" means the ordinary course of business consistent with past customs and practice (including with respect to quantity and frequency).

         "Party" has the meaning set forth in the preface above.

         "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

          "Prohibited Transaction" has the meaning set forth in ERISA Sec. 406 and Code Sec. 4975.

         "Securities Act" means the Securities Act of 1933, as amended.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Security" has the meaning set forth in '2 of the Securities Act.

         "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

          "Sellers" means all the stockholders of Target as set forth in the preface above.

         "Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

         "Target" has the meaning set forth in the preface above.

         "Target's Shares" means all the issued and outstanding shares of the Common Stock, no par value per share, of the Target.

         "Tax" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Sec. 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

         "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

  2. Terms of the Exchange.

     (a) Basic Transaction. The Acquirer hereby exchanges with BBS Holdings 7,230,000 of the Acquirer's Shares for the Target's Shares. In addition, CAT L.L.C. and RICH L.L.C. hereby contribute an aggregate of 922,000 of the Acquirer=s Shares to BBS Holdings. Each of CAT L.L.C. and RICH L.L.C., are transferring there rights in BBS Holdings to CAT Trust and RAR Trust, respectively, which trusts shall become members of BBS Holdings, in accordance with '2(d) below.

     (b) Ownership of Prestige. In accordance with the operating agreement of Prestige Sellers have obtained consents to the transfer=s herein described as well as a fully executed operating agreement from the remaining member of Prestige, as annexed hereto as Exhibits C, whereby, Target is a 50% owner in Prestige.

     (c) Contract to Purchase Cortina Properties; Appraisal. The Sellers have obtained and perfected in the name of Target, including but not limited to obtaining all necessary consents and performing all necessary filings, all rights, title and interest to the Contract, which is annexed hereto as Exhibit D and the assignment to the contract to Target is annexed hereto as Exhibit F. In accordance with this Agreement Target has had an appraisal performed on Cortina, a copy of which is annexed hereto as Exhibit A.

     (d) Formation of Parent. Sellers have formed BBS Holdings LLC., a limited liability company to be the parent company of the Acquirer, to own Acquirer=s Shares. Simultaneously with the Closing all members of Parent shall execute an operating agreement for the control and operation of the Parent, in the form annexed hereto as Exhibit C.

     (e) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") is taking place at the offices of Acquirer=s Counsel on the date hereof (the "Closing Date"). The Closing shall be deemed to have occurred at 11:59 p.m. on the Closing Date.

  3. Representations and Warranties Concerning the Transaction.

     (a) Representations and Warranties of the Sellers. Each of the Sellers represents and warrants to the Acquirer that the statements contained in this ?3(a) are correct and complete as of the date of this Agreement with respect to himself or itself.

          (i) Authorization of Transaction. This Agreement constitutes the valid and legally binding obligation of each Seller, enforceable against each Seller in accordance with its terms and conditions. No Seller either individually or collectively needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any other Seller or Person, in order to consummate the transactions contemplated by this Agreement, except that certain third party consents are required as identified herein.

          (ii) Noncontravention. Except for the consents referred to in the Schedules herein, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Target or any Seller is a party or by which he/she or it is bound or to which any of his/her or its assets are subject.

          (iii) Brokers' Fees. No Seller has any Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Acquirer could become liable or obligated.

          (iv) Investment. The Sellers understand that the Acquirer's Shares have not been, and will not be, registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon exceptions from the federal and state securities laws, in accordance with transactions not involving any public offering.

          (v) Target's Shares. Each Seller holds of record and owns beneficially the number of Target Shares as provided for in the Target=s corporate book and stock ledger, which have been duly authorized, validly issued, fully paid and non-assessable, free and clear of any liens and encumbrances, restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. The Sellers, individually or as a group are not a party to any option, warrant, purchase right, or other contract or commitment that could require any or all the Sellers to sell, transfer, or otherwise dispose of any capital stock of the Target (other than this Agreement). No Seller is a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Target. The Target's Shares, when exchanged for the Acquirer's Shares, will confer good title to same upon the Acquirer.

     (b) Representations and Warranties of the Acquirer. The Acquirer represents and warrants to the Sellers that the statements contained in this '3(b) are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this '3(b)).

          (i) Organization of the Acquirer. The Acquirer is a corporation duly organized, validly existing, and in good standing under the laws of the State of New York.

          (ii) Authorization of Transaction. The Acquirer has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Acquirer, enforceable against the Acquirer in accordance with its terms and conditions. The Acquirer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

          (iii) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Acquirer is a party or by which it is bound or to which any of its assets is subject.

          (iv) Acquirer's Shares. The Acquirer's Shares, when issued and delivered to the Sellers at the Closing, will be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens and encumbrances and will confer good title to same upon the Sellers.

  4. Representations and Warranties Concerning the Target, its Subsidiary and Cortina.

         Each Seller represents and warrants to the Acquirer that the statements contained in this '4 are correct and complete as of the date of this Agreement. Nothing in the annexed schedules shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the schedule identifies the exception with particularity and describes the relevant facts in detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself). All representation and warranties made in this Paragraph 4 referring to the ATarget@ shall include representations and warranties on behalf of its subsidiary, Prestige and as to the rights to Cortina, as these businesses are the sole operations of the Target.

         (a) Organization, Qualification, and Corporate Power. The Target and its subsidiary are corporations or limited liability companies duly organized, validly existing, and in good standing under the laws of their states of formation and duly authorized to conduct business and in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to so qualify does not materially adversely affect the business or financial condition of the Target. The Target and its subsidiary have full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which they are engaged, and to own and use the properties, including but not limited to all real and personal property, owned and used by it. Target and subsidiary own all of their properties, inclusive of but not limited to all real and personal properties. The Sellers have delivered to the Acquirer correct and complete copies of the charter and bylaws of the Target (as amended to date). The minute books containing the records of meetings of the shareholders, the board of directors, and any committees of the board of directors, the stock certificate books, and the stock record books of the Target is correct and complete. The Target is not in default under or in violation of any provision of its charter or bylaws.

         (b) Capitalization. The entire authorized capital stock of the Target shall consist of as of the Closing Date, 200 shares of Common Stock, no par value per share (the "Common Stock"), of which 100 shares will be issued and outstanding, of which DiMatteo owns 20 shares and the Trust owns 80 shares. All of the issued and outstanding shares have been duly authorized, and will be validly issued, fully paid, and non-assessable, and are held of record and beneficially by the respective Sellers. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Target to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Target. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of the Target. With respect to Prestige the Target is the 50% owner of such limited liability company, there being no outstanding or authorized, by either Prestige or Target, options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Target or allow another party the right to issue, sell, or otherwise cause to become outstanding any of ownership in Prestige.

         (c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Target of its subsidiary are subject or any provision of the charter or bylaws of either the Target or its subsidiares or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Target or its subsidiary is a party or by which they are bound or to which any of their assets is subject (or result in the imposition of any Security Interest upon any of its assets). Neither the Target nor any of its subsidiary needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

         (d) Title to Assets. The Target and its subsidiary have good and marketable title to, or a valid leasehold interest in the properties and assets used by it, free and clear of all Security Interests, except those set forth in
Schedule 4(d) and except for properties and assets disposed of in the Ordinary Course of Business. The contract to purchase Cortina and the assignment to Target, annexed hereto as Exhibits D and F, are valid and binding agreements, enforceable in accordance with there terms.

         (e) Subsidiary. The Target=s only subsidiary is Prestige and does not own or have the right or option to acquire any Security of any Person, except the rights to Cortina.

         (f) Intentionally Left Blank.

         (g) Events Subsequent to the Most Recent Fiscal Year End. Since formation with respect to Prestige and Target, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects. Without limiting the generality of the foregoing, since that date:

          (i) neither Target nor its subsidiary has sold, leased, transferred, or assigned any of its assets, tangible or intangible, other than for a fair consideration in the Ordinary Course of Business;

          (ii) neither Target nor its subsidiary has entered into any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) either involving more than $25,000 or outside the Ordinary Course of Business;

          (iii) no party has accelerated, terminated, modified, or canceled any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) with Prestige, or by which Prestige is bound;

          (iv) neither Target nor its subsidiary has imposed any Security Interest upon any of its assets, tangible or intangible;

          (v) neither Target nor its subsidiary has made any capital expenditure (or series of related capital expenditures) either involving more than $25,000 or outside the Ordinary Course of Business;

          (vi) neither Target nor its subsidiary has made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other Person (or series of related capital investments, loans, and acquisitions);

          (vii) neither Target nor its subsidiary has issued any note, bond, or other debt security or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation;

          (viii) neither Target nor its subsidiary has delayed or postponed the payment of accounts payable and other Liabilities outside the Ordinary
     Course of Business whereby there are no liabilities in default and no accounts payable older than 30 days;

          (ix) neither Target nor its subsidiary has canceled, compromised, waived, or released any right or claim (or series of related rights and claims);

          (x) neither Target nor its subsidiary has granted any license or sublicense of any rights under or with respect to any real or personal property or terminated a right it has acquired;

          (xi) except for the amendment to the operating agreement of Prestige, referred to in Exhibits C, there has been no change made or authorized in Prestige or Target;

          (xii) except for the shares of Common Stock owned by the Sellers, Target has not issued, sold, or otherwise disposed of any of its capital stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock;

          (xiii) Target has declared, set aside, or paid any dividend or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its capital stock;

          (xiv) neither Target nor its subsidiary experienced any damage, destruction, or loss (whether or not covered by insurance) to its property;

          (xv) neither Target nor its subsidiary made any loan to, or entered into any other transaction with, any of its directors, officers, and employees;

          (xvi) neither Target nor its subsidiary entered into any employment contract or collective bargaining agreement, written or oral, and there are no such agreements presently in effect;

          (xvii) neither Target nor its subsidiary adopted, amended, modified, or terminated any bonus, profit-sharing, incentive, severance, or other plan, contract, or commitment for the benefit of any of its directors, officers, and employees (or taken any such action with respect to any other Employee Benefit Plan);

          (xviii) neither Target nor its subsidiary made or pledged to make any charitable or other capital contribution;

          (xix) there has not been any other occurrence, event, incident, action, failure to act, or transaction outside the Ordinary Course of Business involving Prestige or Target; and


          (xx) neither Target nor its subsidiary committed to any of the foregoing.

         (h) Undisclosed Liabilities. Except as listed on Schedule 4(h) neither nor any of its subsidiary have any Liability in excess of $10,000 and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability, none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law.

         (i) Legal Compliance. The Target and its subsidiary, and its and their respective predecessors and Affiliates have complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.

         (j) Tax Matters.

         The Target and its subsidiaries have filed all Tax Returns during the past five years that it was required to file and all Taxes owed by the Target (whether or not shown on any Tax Return) have been paid. The Target is not currently the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where the Target does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of the Target that arose in connection with any failure (or alleged failure) to pay any Tax.

         (k) Real Property. Except with respect to Cortina, the Target does not own or lease any real property and has not entered into any agreement to acquire any real property, except and annexed as Exhibit F, which contains an accurate legal description by categories of all real estate and easements and other rights in real property, owned or leased by or to Target. All such leases of real property are valid, binding and enforceable in accordance with their terms neither Target nor, to Target's knowledge, any other party thereto is in default thereunder.

     (b) Target has all of the property and property rights used or necessary in the operation of the business as presently conducted. Target owns good and marketable title to all of its real and personal property free and clear of all security interests, mortgages, pledges, liens, conditional sales agreements, leases, encumbrances, charges, or claims of third parties of any nature whatsoever.

     (c) All real estate leased to Target and all machinery, equipment, leasehold improvements, furniture, furnishings, plant and office equipment and other fixed assets of Target and Target=s use of the same, comply in all material respects with all applicable ordinances and regulations and building, zoning or other laws. All such assets are and will be, as of the Closing Date, in good working order and condition and suitable for use in the operation of the business of Target, subject to ordinary wear and tear.

         (l) Intellectual Property.

         Neither the Target nor Prestige own or have the right to use pursuant to any license, sublicense, agreement, or permission any intellectual property necessary for the operation of their businesses.

          (m) Tangible Assets. The Target and its subsidiary owns or leases all buildings, machinery, equipment, and other tangible assets necessary for the conduct of their businesses as presently conducted and as presently proposed to be conducted. Each such tangible asset is free from defects (patent and latent), has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear), and is suitable for the purposes for which it presently is used and presently is proposed to be used.

         (n) Inventory. The inventory of the Target and its subsidiary consists of raw materials and supplies, manufactured and purchased parts, goods in process, and finished goods, all of which are merchantable and fit for the purpose for which they were procured or manufactured, and none of which are slow-moving, obsolete, damaged, or defective.

         (o) Contracts. The sole contracts of the Target are the contracts referenced in '4(d) regarding Cortina and the Sales Agreement between J.K. Ltd., Inc. and Prestige and Exclusive Marketing Agreement between Prestige and Prestige Chain, Inc. annexed hereto as Exhibit E, all of which are correct and complete copies of each written agreement (as amended to date) With respect to each such agreement: (A) the agreement is legal, valid, binding, enforceable, and in full force and effect; (B) the agreement will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) no party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement; and (D) no party has repudiated any provision of the agreement.

         (p) Notes and Accounts Receivable. All notes and accounts receivable of the Target and its subsidiary are reflected properly on its books and records, are valid receivables subject to no setoffs or counterclaims, are current and collectible, and will be collected in accordance with their terms at their recorded amounts.

         (q) Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Target, its subsidiary or any of the Sellers.

         (r) Insurance. Each of the Target and its subsidiares have appropriate insurance coverage applicable to their businesses and with respect thereto each such insurance policy: (A) the policy is legal, valid, binding, enforceable, and in full force and effect; (B) the policy will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) neither the Target nor any other party to any policy is in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification, or acceleration, under the policy; and (D) no party to the policy has repudiated any provision thereof.

         (s) Litigation. Neither the Target nor its subsidiary (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge nor (ii) is it a party or to the best Knowledge of any of the Sellers and the directors and officers of the Target threatened to be made a party to or has any reason to believe that there may be the commencement of any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator.

         (t) Product Warranty. Each product manufactured, sold or delivered by the Target or its subsidiairies has been in conformity with all applicable contractual commitments and all express and implied warranties, and the Target does not have any Liability (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability) for replacement or repair thereof or other damages in connection therewith. No product manufactured, sold or delivered by the Target is subject to any guaranty, warranty or other indemnity beyond the applicable standard terms and conditions of sale not in the ordinary course of business.

         (u) Product Liability. Neither the Target nor any of its subsidiary has any Liability (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability) arising out of any injury to individuals or property as a result of the ownership, possession, or use of any product manufactured, sold or delivered by the Target.

         (v) Employees. Except as annexed as Schedule 4(v) neither Target nor any subsidiary is bound by any employment agreement or collective bargaining agreement, nor has either experienced any strikes, grievances, claims of unfair labor practices, or other collective bargaining disputes. Neither the Target or any subsidiary, nor any of its or their officers or directors have committed any unfair labor practice.

         (w) Employee Benefits.

                  (i) Neither the Target nor any subsidiary contributes or maintains and has never contributed or maintained any Employee Benefit Plan. Neither the Target nor any subsidiary has contributed to, or ever has been required to contribute to any Multiemployer Plan or has any Liability (including withdrawal Liability) under any Multiemployer Plan.

                  (iii) Neither the Target nor any subsidiary has maintained or contributed to or has ever been required to contribute to any Employee Welfare Benefit Plan providing medical, health, or life insurance or other welfare-type benefits for current or future retired or terminated employees, their spouses, or their dependents (other than in accordance with Code Sec. 4980B).

         (x) Guaranties. Neither the Target nor any subsidiary is a guarantor or otherwise liable for any Liability or obligation (including indebtedness) of any other Person, except for a promissory note in the principal amount of $165,000 in accordance with its acquisition of the rights to the Contract.

         (y) Disclosure. The representations and warranties contained in this '4 do not contain any material untrue statement of a fact or omit to state any material fact necessary in order to make the statements and information contained in this '4 not misleading.

  5. Post-Closing Covenants. The Parties agree as follows with respect to the period following the Closing.

         (a) General. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under '6 below). The Sellers acknowledge and agree that from and after the Closing the Acquirer will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort relating to the Target.

         (b) Confidentiality. Each of the Sellers will treat and hold as such all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to the Acquirer or destroy, at the request and option of the Acquirer, all tangible embodiments (and all copies) of the Confidential Information which are in his/her possession. In the event that any of the Sellers is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, that Seller will notify the Acquirer promptly of the request or requirement so that the Acquirer may seek an appropriate protective order or waive compliance with the provisions of this '5(b). If, in the absence of a protective order or the receipt of a waiver hereunder, any of the Sellers is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, that Seller may disclose the Confidential Information to the tribunal; provided, however, that the disclosing Seller shall use his/her best efforts to obtain, at the request of the Acquirer, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the Acquirer shall designate. The foregoing provisions shall not apply to any Confidential Information which is generally available to the public immediately prior to the time of disclosure.

  6. Remedies for Breaches of this Agreement.

     (a) Survival of Representations and Warranties. All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing hereunder (even if the damaged Party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect for a period subject to the applicable statutes of limitations.

     (b)  Indemnification  By Sellers.  Subject to the  limitations set forth in
'6(e) hereof as to the amount and manner of payment of indemnification obligations hereunder, each of the Sellers does hereby indemnify and hold Acquirer harmless from and against each Seller's pro rata share of any Adverse Consequences sustained by the Acquirer as a result of any untrue representations, breach of warranty or non-fulfillment of any covenant or agreement by each such Seller contained herein or in any certificate, document or instrument delivered to Acquirer hereunder, provided that Acquirer shall have given written notice to each of the Sellers of any claim for indemnification prior to the expiration of the applicable survival period set forth in '6(a) hereof.

     (c) Indemnification By Acquirer. The Acquirer does hereby indemnify and hold each of the Sellers harmless from and against any Adverse Consequences sustained by each Seller as a result of any untrue representation, breach of warranty or non-fulfillment of any covenant or agreement by Acquirer contained herein or in any certificate, document or instrument delivered to Sellers hereunder, provided that Sellers shall have given written notice to Acquirer of any claim for indemnification prior to the expiration of the applicable survival period set forth in '6(a) hereof.

     (d) Procedures for Indemnification. The procedures for Indemnification shall be as follows:

                  (i) The party claiming indemnification ("Claimant") shall promptly give notice to the party or parties from whom indemnification is claimed ("Indemnitor") of any claim, whether between the parties or brought by a third party, specifying the factual basis for such claim and the amount of claim. If the claim relates to an action, suit or proceeding filed by a third party against Claimant, such notice shall be given by Claimant to Indemnitor within five (5) business days after written notice of such action, suit or proceeding was given to Claimant.

                  (ii) Following receipt of notice from the Claimant of any claim, the Indemnitor shall have thirty (30) days, except where such claim requires a sooner response, in which to make such investigation of the claims as the Indemnitor deems necessary or desirable. For the purpose of such investigation, the Claimant agrees to make available to the Indemnitor and/or Indemnitor's authorized representatives, the information relied upon by the Claimant to substantiate the claim. If the Claimant and the Indemnitor agree at or prior to the expiration of said period (or any mutually agreed upon extension thereof) as to the validity and amount of such claim, the Indemnitor or Indemnitors shall pay to the Claimant their pro rata portion of such claim in the manner and subject to the limitations set forth hereinafter in '6(e). If the Claimant and the Indemnitor fail to agree as aforesaid, then the Claimant may seek appropriate legal remedy.

                  (iii) With respect to any claim by a third party as to which the Claimant is entitled to indemnification hereunder (other than those relating to liabilities for Taxes, which are subject to subparagraph
         (iv) hereof), the Indemnitor shall have the right at any time at its own expense to assume and thereafter conduct and control the defense of the third party claim with counsel of Indemnitor's choice. The Claimant shall cooperate fully with the Indemnitor, subject to reimbursement for actual out-of-pocket expenses incurred by the Claimant as a result of request by the Indemnitor. If the Indemnitor elects to assume control of the defense of any third party claim, the Claimant shall have the right to participate in such defense at its own expense. If the Indemnitor does not elect to assume control or otherwise participate in the defense of any third party claim, the Indemnitor shall be bound by the results obtained by the Claimant with respect to such claim. Indemnitor has three (3) business days to either consent to such action or defend against the claim. In the event that the Indemnitor fails to consent or commence defending the claim within the time specified, then the Claimant may enter into such consent or judgement without the Indemnitors consent. Notwithstanding anything to the contrary set forth in this '8(d)(iii) the Claimant shall not settle or consent to the entry of any judgment with respect to the third party claim without the prior written consent of the Indemnitor, which consent shall not be unreasonably withheld. However, in the event that the consent requires the payment of money damages only, and the payment is to be made by the Indemnitor at the time of entering into the settlement, then Indemnitor need not receive the consent of the Claimant.

                  (iv) In the case of any audit, examination or other proceeding
         ("Proceeding") with respect to Taxes for which Sellers have agreed to indemnify Acquirer pursuant to this Agreement, Acquirer shall promptly inform Sellers, and shall afford Sellers, at Seller's expense the opportunity to control the conduct of such Proceeding. Acquirer shall execute or cause to be executed powers of attorney or other documents necessary to enable Sellers to take all actions desired by Sellers with respect to such Proceeding to the extent such Proceeding may affect the amount of Taxes for which Sellers are liable pursuant to this Agreement. Sellers shall have the right to control any such Proceeding and if necessary initiate any claim for refund, file any amended return or take any other action which it deems appropriate with respect to such Taxes. Sellers shall be entitled to retain any refund attributable to any tax period prior to the Closing, except with respect to the Tax Period. Notwithstanding anything to the contrary set forth in this '6(d)(iv) the Claimant shall not settle or consent to the entry of any judgment with respect to the third party claim without the prior written consent of the Indemnitor, which consent shall not be unreasonably withheld. However, in the event that the consent requires the payment of money damages only, and the payment is to be made by the Indemnitor at the time of entering into the settlement, then Indemnitor need not receive the consent of the Claimant.

     (e) Limitations On Amount and Manner of Payment of Sellers' Indemnification Obligations.

                  (i) Acquirer shall have no right of recovery against Sellers pursuant to the indemnification provisions under this '6 until the aggregate amount of all Adverse Consequences exceeds $25,000 and then to the extent of all such adverse consequences.

                  (ii) The aggregate amount of the liability of all Sellers hereunder for indemnification of Acquirer's Adverse Consequences shall be recoverable solely from the shares of Acquirer received pursuant to the terms of this Agreement and any proceeds received by Sellers from the redemption or sale of the aforesaid.

  7. Miscellaneous.

         (a) Nature of Certain Obligations. The covenants of each of the Sellers in '2(a) above concerning the sale of his/her Target's Shares to the Acquirer and the representations and warranties of each of the Sellers in '3(a) above concerning the transaction are several obligations. This means that the particular Seller making the representation, warranty, or covenant will be solely responsible to the extent provided in '6 above for any Adverse Consequences the Acquirer may suffer as a result of any breach thereof.

         (b) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

         (c) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

         (d) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the Acquirer and the Sellers; provided, however, that the Acquirer may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates and (ii) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases the Acquirer nonetheless shall remain responsible for the performance of all of its obligations hereunder).

         (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         (f) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (g) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth herein. Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

         (h) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

         (i) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Acquirer and the Sellers. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         (j) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         (k) Expenses. Each of the Parties, the Target will bear his/her or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. The Sellers agree that the Target has not borne and will not bear any of the Sellers' costs and expenses (including any of their legal fees and expenses) in connection with this Agreement or any of the transactions contemplated hereby.

         (l) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

         (m) Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

          (n) Submission to Jurisdiction. Each of the Parties submits to the jurisdiction of any state or federal court sitting in the County of New York, State of New York, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each Party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Any Party may make service on any other Party by sending or delivering a copy of the process (i) to the Party to be served at the address and in the manner provided for the giving of notices in '8(g) above. Nothing in this '8(n), however, shall affect the right of any Party to bring any action or proceeding arising out of or relating to this Agreement in any other court or to serve legal process in any other manner permitted by law or at equity. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.


FUN TYME CONCEPTS, INC.                 BBS HOLDINGS, LLC



By:/s/Daniel Catalfumo                  By:/s/  Daniel Catalfumo
Name: Daniel Catalfumo                  Name: Daniel Catalfumo
Title:President                         Title:

                                    SELLERS:



/s/Anthony DiMatteo                     /s/ Curt Bernhardt
Anthony DiMatteo                        LD Trust, by its Trustee, Curt Bernhardt




/s/Daniel Catalfumo                      /s/Richard Rosso
CAT L.L.C.                               RICH L.L.C.


PLAY CO. CAPITAL CORP.



By: /s/ Anthony DiMatteo
Anthony DiMatteo
President